Fees Summary	Sep. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,809,737.00
Previously Paid Amount	0.00
Total Fee Amount	1,355.00
Total Offset Amount	0.00
Net Fee	$ 1,355.00